                                                                 EXHIBIT 10.9(b)

                      AMENDMENT NO. 1 TO CREDIT AGREEMENT

         THIS AMENDMENT NO. 1 TO CREDIT AGREEMENT (this "FIRST AMENDMENT") is entered into this 2nd day of June, 1999, among:

         APPLIED GRAPHICS TECHNOLOGIES, INC., a Delaware corporation (hereinafter referred to as the "BORROWER");

         The banks, financial institutions and other institutional lenders from time to time party to the Credit Agreement (as defined herein) (each a "LENDER" and, collectively, the "LENDERS"); and

         FLEET BANK, N.A., a national banking association, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the "ADMINISTRATIVE AGENT");

                                    RECITALS

         WHEREAS:

         (A) The Borrower has entered into a certain Amended and Restated Credit Agreement dated as of March 10, 1999 (as it may hereafter from time to time be further amended, modified, supplemented, or restated, the "CREDIT AGREEMENT"); and

         (B) The Borrower and the Lenders have agreed to amend certain provisions of the Credit Agreement as hereinafter set forth;

         NOW, THEREFORE, in consideration of the agreements and provisions contained herein, the parties hereto hereby agree as follows:

         1.      DEFINITIONS.     Capitalized terms used but not otherwise
defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

         2. AMENDMENTS TO CREDIT AGREEMENT. The Credit Agreement is hereby amended, as follows:

                 2.1 Section 1 (Definitions) of the Credit Agreement is hereby amended by modifying certain definitions contained therein as follows:

                          (a)     The definition of "Advance" set forth therein
is deleted in its entirety and the following is substituted therefor:

                 "'ADVANCE' means a Term Loan A Advance, a Term Loan B Advance, a Term Loan C Advance, a Revolving Credit Advance, a Swing Line Advance or a Letter of Credit Advance."

                          (b)     The definition of "Applicable Margin" set
forth therein is deleted in its entirety and the following is substituted therefor:

                 "'APPLICABLE MARGIN' means at any date of determination thereof:

                 (i) with respect to Term Loan A Advances and Revolving Credit Advances, the applicable percentage set forth below opposite the applicable ratio of Consolidated Total Funded Debt to EBITDA determined as set forth below:

        APPLICABLE MARGIN FOR TERM LOAN A ADVANCES AND REVOLVING CREDIT ADVANCES

          RATIO OF CONSOLIDATED                    APPLICABLE MARGIN FOR     APPLICABLE MARGIN FOR
         TOTAL FUNDED  DEBT/EBITDA                 EURODOLLAR RATE ADVANCES   PRIME RATE  ADVANCES
         -------------------------                 ------------------------  ---------------------
         Equal to or greater than 4.00
          to 1.00                                           2.75%                  1.50%

         Equal to or greater than 3.75
          to 1.00, but less than 4.00
          to 1.00                                           2.50%                  1.25%

         Equal to or greater than 3.00
          to 1.00, but less than 3.75
          to 1.00                                           2.25%                  1.00%

         Equal to or greater than 2.50
          to 1.00, but less than 3.00
          to 1.00                                           2.00%                  0.75%

         Equal to or greater than 2.00
          to 1.00, but less than 2.50
          to 1.00                                           1.75%                  0.50%

         Less than 2.00 to 1.00                             1.50%                  0.25%

The Applicable Margin for each Eurodollar Rate Advance and Prime Rate Advance that is a Term Loan A Advance or a Revolving Credit Advance shall be determined on a quarterly basis by reference to the ratio of Consolidated Total Funded Debt to EBITDA for the preceding four (4) full fiscal quarters, as reflected on the financial statements provided to the Administrative Agent pursuant to
Section 5.03(c) or (d), three (3) Business Days after the date on which the Administrative Agent receives the foregoing financial statements, together with a certificate of a Responsible Officer of the Borrower demonstrating the ratio of Consolidated Total Funded Debt to EBITDA. If the Borrower has not submitted to the Administrative Agent the information described above as and when required under Section 5.03(c) or (d), as the case may be, the Administrative Agent may determine, in its reasonable judgment, the ratio referred to above that would have been in effect as at such date, and, consequently, the Applicable Margin in effect for the period commencing on such date until such time as the Borrower submits to the Administrative Agent the information so required, and within three (3) Business Days after receipt thereof the Applicable Margin shall be adjusted retroactively for the relevant period.

Notwithstanding the above schedule, prior to the delivery to the Administrative Agent of the Borrower's financial statements for its fiscal quarter ending September 30, 1999, the Applicable Margin for a Revolving Credit Advance and a Term Loan A Advance shall be 2.75% for a Eurodollar Advance and 1.50% for a Prime Rate Advance;

         (ii) with respect to Term Loan B Advances, 3.25% for Eurodollar Rate Advances, and 2.00% for Prime Rate Advances; and

                 (iii) with respect to Term Loan C Advances, 3.50% for Eurodollar Rate Advances, and 2.25% for Prime Rate Advances."

                          (c)     The definition of "Borrowing" set forth
therein is deleted in its entirety and the following is substituted therefor:

                 "'BORROWING' means a Term Loan A Borrowing, a Term Loan B Borrowing, a Term Loan C Borrowing, a Revolving Credit Borrowing or a Swing Line Borrowing."

                 (d) The definition of "Commitment" set forth therein is deleted in its entirety and the following is substituted therefor:

                 "'COMMITMENT' means a Term Loan A Commitment, a Term Loan B Commitment, a Term Loan C Commitment, a Revolving Credit Commitment or a Letter of Credit Commitment."

                 (e) The definition of "Excess Cash Flow" set forth therein is amended by deleting the period at the end of clause (i) contained therein and adding the following thereto: "(other than the Transaction)."

                 (f) The definition of "Facility" set forth therein is deleted in its entirety and the following is substituted therefor:

                 "'FACILITY' means the Term Loan A Facility, the Term Loan B Facility, the Term Loan C Facility, the Revolving Credit Facility, the Letter of Credit Facility or the Swing Line Facility."

                 (g) The definition of "Note" set forth therein is deleted in its entirety and the following is substituted therefor:

                 "'NOTE' means, individually, a Term Loan A Note, a Term Loan B Note, a Term Loan C Note, a Revolving Credit Note or a Swing Line Note, and collectively, the 'NOTES'."

                 (h) The definition of "Permitted Acquisition" set forth therein is amended by deleting the word "and" at the end of clause (e) contained therein, deleting the period at the end of clause (f) thereof and substituting "; and" therefor, and adding the following clause (g) thereto:

                 "(g)     for the most recent period of four consecutive fiscal
         quarters preceding such Permitted Acquisition (calculated on a pro-forma basis as if such Permitted Acquisition had been consummated as of the first day of such four quarter period): (i) the ratio of Consolidated Total Funded Debt as of the last day of such period to EBITDA for such period is not greater than the ratio required to be maintained pursuant to Section 5.04(a) for such period, less 0.25; and
         (ii) the ratio of Consolidated Senior Debt as of the last day of such period to EBITDA for such period is not greater than the ratio required to be maintained pursuant to Section 5.04(b) for such period, less 0.25."

                          (i)     The definition of "Pledge Agreement" set
forth therein is deleted in its entirety and the following is substituted therefor:

                 "'PLEDGE AGREEMENT' has the meaning specified in Section 3.02(g)(i)(E)."

                          (j)     The definition of "Required Lenders" set
forth therein is deleted in its entirety and the following is substituted therefor:

                 "'REQUIRED LENDERS means at any time Lenders holding greater than 50% of the aggregate of the Term Loan Commitments and the Revolving Credit Commitments; provided, however, that if any Lender shall be a Defaulting Lender at such time, there shall be excluded from the determination of Required Lenders at such time the aggregate Term Loan Commitment and Revolving Credit Commitment of such Lender at such time."

                          (k)     The definition of "Term Loan Advance" set
forth therein is deleted in its entirety and the following is substituted therefor:

                 "'TERM LOAN ADVANCE' means a Term Loan A Advance, a Term Loan B Advance or a Term Loan C Advance. "

                          (l)     The definition of "Term Loan Borrowing" set
forth therein is deleted in its entirety and the following is substituted therefor:

                 "'TERM LOAN BORROWING' means a Term Loan A Borrowing, a Term Loan B Borrowing or a Term Loan C Borrowing. "

                          (m)     The definition of "Term Loan Commitment" set
forth therein is deleted in its entirety and the following is substituted therefor:

                 "'TERM LOAN COMMITMENT' means, with respect to any Term Loan Lender at any time, such Term Loan Lender's Term Loan A Commitment, Term Loan B Commitment or Term Loan C Commitment, as applicable."

                          (n)     The definition of "Term Loan Facility" set
forth therein is deleted in its entirety and the following is substituted therefor:

                 "'TERM LOAN FACILITY' means, at any time, the aggregate amount of all Term Loan Lenders' Term Loan Commitments at such time."

                          (o)     The definition of "Term Loan Lender" set
forth therein is deleted in its entirety and the following is substituted therefor:

                 "'TERM LOAN LENDER' means any Lender that has a Term Loan A Commitment, Term Loan B Commitment or Term Loan C Commitment."

                          (p)     The definition of "Term Loan Note" set forth
therein is deleted in its entirety and the following is substituted therefor:

                 "'TERM LOAN NOTE' means a Term Loan A Note, a Term Loan B Note, or a Term Loan C Note."

                 2.2 Section 1 (Definitions) of the Credit Agreement is hereby amended by adding the following definitions in their appropriate alphabetic locations:

                 "'TERM LOAN A ADVANCE' has the meaning specified in Section 2.01(b)(i)."

                 "'TERM LOAN A BORROWING' means a borrowing consisting of simultaneous Term Loan A Advances of the same Type made by the Term Loan A Lenders."

                 "'TERM LOAN A COMMITMENT' means, with respect to any Term Loan A Lender at any time, the amount set forth opposite such Lender's name on Schedule I hereto under the caption "Term Loan A Commitment" or, if such Lender has entered into one or more Assignments and Acceptances, the amount set forth for such Lender in the Register maintained by the Administrative Agent pursuant to Section 8.07(d) as such Lender's "Term Loan A Commitment" as such amount may be reduced at or prior to such time pursuant to Section 2.05. The initial aggregate amount of the Lenders' Term Loan A Commitments is $125,000,000.

                 "'TERM LOAN A FACILITY' means, at any time, the aggregate amount of the Term Loan A Lenders' Term Loan A Commitments at such time."

                 "'TERM LOAN A LENDER' means any Lender that has a Term Loan A Commitment."

                 "'TERM LOAN A NOTE' means a promissory note of the Borrower payable to the order of any Term Loan A Lender, in substantially the form of Exhibit C-1 hereto, evidencing the indebtedness of the Borrower to such Lender resulting from the Term Loan A Advance made by such Lender, as each may hereafter be amended, restated, supplemented, replaced or otherwise modified from time to time."

                 "'TERM LOAN A TERMINATION DATE' means the earlier of (x) the sixth anniversary of the Initial Funding Date and (y) the Termination Date."

                 "'TERM LOAN B ADVANCE' has the meaning specified in Section 2.01(b)(ii)."

                 "'TERM LOAN B BORROWING' means a borrowing consisting of simultaneous Term Loan B Advances of the same Type made by the Term Loan B Lenders."

                 "'TERM LOAN B COMMITMENT' means, with respect to any Term Loan B Lender at any time, the amount set forth opposite such Lender's name on Schedule I hereto under the caption 'Term Loan B Commitment' or, if such Lender has entered into one or more Assignments and Acceptances, the amount set forth for such Lender in the Register maintained by the Administrative Agent pursuant to Section 8.07(d) as such Lender's 'Term Loan B Commitment' as such amount may be reduced at or prior to such time pursuant to Section 2.05. The initial aggregate amount of the Lenders' Term Loan B Commitments is $75,000,000."

                 "'TERM LOAN B FACILITY' means, at any time, the aggregate amount of the Term Loan B Lenders' Term Loan B Commitments at such time."

                 "'TERM LOAN B LENDER' means any Lender that has a Term Loan B Commitment."

                 "'TERM LOAN B NOTE' means a promissory note of the Borrower payable to the order of any Term Loan B Lender, in substantially the form of Exhibit C-2 hereto, evidencing the indebtedness of the Borrower to such Lender resulting from the Term Loan B Advance made by such Lender, as each may hereafter be amended, restated, supplemented, replaced or otherwise modified from time to time."

                 "'TERM LOAN B TERMINATION DATE' means the earlier of (x) the seventh anniversary of the Initial Funding Date and (y) the Termination Date."

                 "'TERM LOAN C ADVANCE' has the meaning specified in Section 2.01(b)(iii)."

                 "'TERM LOAN C BORROWING' means a borrowing consisting of simultaneous Term Loan C Advances of the same Type made by the Term Loan C Lenders."

                 "'TERM LOAN C COMMITMENT' means, with respect to any Term Loan C Lender at any time, the amount set forth opposite such Lender's name on Schedule I hereto under the caption 'Term Loan C Commitment' or, if such Lender has entered into one or more Assignments and Acceptances, the amount set forth for such Lender in the Register maintained by the Administrative Agent pursuant to Section 8.07(d) as such Lender's 'Term Loan C Commitment' as such amount may be reduced at or prior to such time pursuant to Section 2.05. The initial aggregate amount of the Lenders' Term Loan C Commitments is $50,000,000."

                 "'TERM LOAN C FACILITY' means, at any time, the aggregate amount of the Term Loan C Lenders' Term Loan C Commitments at such time."

                 "'TERM LOAN C LENDER' means any Lender that has a Term Loan C Commitment."

                 "'TERM LOAN C NOTE' means a promissory note of the Borrower payable to the order of any Term Loan C Lender, in substantially the form of Exhibit C-3 hereto, evidencing the indebtedness of the Borrower to such Lender resulting from the Term Loan C Advance made by such Lender, as each may hereafter be amended, restated, supplemented, replaced or otherwise modified from time to time."

                 "'TERM LOAN C TERMINATION DATE' means the earlier of (x) the eighth anniversary of the Initial Funding Date and (y) the Termination Date."

                 2.4 Section 2.01 (The Advances) of the Credit Agreement is hereby amended by deleting subsections (b) and (c) thereof in their entirety and substituting the following therefor:

                 "(b)     THE TERM LOAN ADVANCES.

                          (i) Each Term Loan A Lender severally agrees, on the terms and conditions hereinafter set forth, to make a single advance (a "TERM LOAN A ADVANCE") to the Borrower on the Initial Funding Date in an amount not to exceed such Lender's Term Loan A Commitment at such time. The Term Loan A Borrowing shall consist of Term Loan A Advances made simultaneously by the Term Loan A Lenders ratably according to their Term Loan A Commitments. Amounts borrowed under this Section 2.01(b)(i) and repaid or prepaid may not be reborrowed.

                          (ii) Each Term Loan B Lender severally agrees, on the terms and conditions hereinafter set forth, to make a single advance (a "TERM LOAN B ADVANCE") to the Borrower on the Initial Funding Date in an amount not to exceed such Lender's Term Loan B Commitment at such time. The Term Loan B Borrowing shall consist of Term Loan B Advances made simultaneously by the Term Loan B Lenders ratably according to their Term Loan B Commitments. Amounts borrowed under this Section 2.01(b)(ii) and repaid or prepaid may not be reborrowed.

                          (iii) Each Term Loan C Lender severally agrees, on the terms and conditions hereinafter set forth, to make a single advance (a "TERM LOAN C ADVANCE") to the Borrower on the Initial Funding Date in an amount not to exceed such Lender's Term Loan C Commitment at such time. The Term Loan C Borrowing shall consist of Term Loan C Advances made simultaneously by the Term Loan C Lenders ratably according to their Term Loan C Commitments. Amounts borrowed under this Section 2.01(b)(iii) and repaid or prepaid may not be reborrowed.

                 (c) THE SWING LINE ADVANCES. The Borrower may request the Swing Line Bank to make, and the Swing Line Bank shall, so long as no Default or Event of Default shall have occurred and be continuing, make, on the terms and conditions hereinafter set forth, Swing Line Advances to the Borrower from time to time on any Business Day during the period from the Initial Funding Date until the Revolving Credit Termination Date (i) in an aggregate amount not to exceed at any time outstanding $10,000,000 (the "SWING LINE FACILITY") and (ii) in an amount for each such Swing Line Borrowing not to exceed an amount equal to (x) the aggregate of the Unused Revolving Credit Commitments of the Revolving Credit Lenders at such time minus (y) the aggregate Swing Line Advances outstanding at such time. Each Swing Line Advance shall be in integral multiples of $100,000. No Swing Line Advance shall be used for the purpose of funding the payment of principal of any other Swing Line Advance. Each Swing Line Borrowing shall bear interest at the rate established pursuant to the Fee Letter (the "SWING LINE RATE").

         Within the limits of the Swing Line Facility and within the limits referred to in this Section 2.01(c), the Borrower may borrow and reborrow under this Section 2.01(c) and may repay or prepay the Swing Line Advances at such times prior to the Revolving Credit Termination Date, and in such integral multiples, as the Borrower may elect."

                 2.5 Section 2.04 (Repayment of Advances) of the Credit Agreement is hereby amended by deleting subsection (b) thereof in its entirety and substituting the following therefor:

                 "(b)     TERM LOAN ADVANCES.

                          (i) TERM LOAN A ADVANCES. The Borrower shall repay to the Administrative Agent for the ratable account of the Term Loan A Lenders the aggregate outstanding principal amount of the Term Loan A Advances as follows: the first payment date shall be April 3, 2000, the second payment date shall be July 1, 2000, and the third payment date and each payment date subsequent thereto shall be the first day of each third month thereafter. Each payment shall be made in equal quarterly installments (except that the payments on April 3, 2000 and July 1, 2000 shall be one-half of the aggregate amount for Year 1) based upon the annual amounts set forth below (which amounts shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.06):





          YEAR                        AMOUNT
          ----                        ------
         Year 1                      $ 8,750,000
         Year 2                      $20,000,000
         Year 3                      $21,250,000
         Year 4                      $25,000,000
         Year 5                      $25,000,000
         Year 6                      $25,000,000

         provided, however, that notwithstanding the foregoing, the final principal installment shall occur no later than the Term Loan A Termination Date and shall be in an amount equal to the aggregate principal amount of the Term Loan A Advances outstanding on such date.

         (ii) TERM LOAN B ADVANCES. The Borrower shall repay to the Administrative Agent for the ratable account of the Term Loan B Lenders the aggregate outstanding principal amount of the Term Loan B Advances as follows: the first payment date shall be April 3, 2000, the second payment date shall be July 1, 2000, and the third payment date and each payment date subsequent thereto shall be the first day of each third month thereafter. Each payment shall be made in equal quarterly installments (except that the payments on April 3, 2000 and July 1, 2000 shall be one-half of the aggregate amount for Year 1) based upon the annual amounts set forth below (which amounts shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.06):


                         YEAR                            AMOUNT
                         ----                            ------

                        Year 1                          $  750,000
                        Year 2                          $  750,000
                        Year 3                          $  750,000
                        Year 4                          $  750,000


                         YEAR                            AMOUNT
                         ----                            ------
                        Year 5                          $   750,000
                        Year 6                          $31,250,000
                        Year 7                          $40,000,000

         provided, however, that notwithstanding the foregoing, the final principal installment shall occur no later than the Term Loan B Termination Date and shall be in an amount equal to the aggregate principal amount of the Term Loan B Advances outstanding on such date.

                 (iii) TERM LOAN C ADVANCES. The Borrower shall repay to the Administrative Agent for the ratable account of the Term Loan C Lenders the aggregate outstanding principal amount of the Term Loan C Advances as follows: the first payment date shall be April 3, 2000, the second payment date shall be July 1, 2000, and the third payment date and each payment date subsequent thereto shall be the first day of each third month thereafter. Each payment shall be made in equal quarterly installments (except that the payments on April 3, 2000 and July 1, 2000 shall be one-half of the aggregate amount for Year 1) based upon the annual amounts set forth below (which amounts shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.06):



                         YEAR                                                 AMOUNT
                         ----                                                 ------
                        Year 1                                               $   500,000
                        Year 2                                               $   500,000
                        Year 3                                               $   500,000
                        Year 4                                               $   500,000
                        Year 5                                               $   500,000
                        Year 6                                               $   500,000
                        Year 7                                               $17,000,000
                        Year 8                                               $30,000,000

         provided, however, that notwithstanding the foregoing, the final principal installment shall occur no later than the Term Loan C Termination Date and shall be in an amount equal to the aggregate principal amount of the Term Loan C Advances outstanding on such date."

         2.5 Section 2.05 (Termination or Reduction of the Commitments) of the Credit Agreement is hereby amended by deleting subsections (b)(i) and
(b)(ii) thereof in their entirety and substituting the following therefor:

                 "(b)     MANDATORY.

                          (i)     (A)      On the date of the Term Loan A
         Borrowing, after giving effect to such Term Loan A Borrowing, and from time to time thereafter upon each repayment or prepayment of the Term Loan A Advances, the aggregate Term Loan A Commitments of the Term Loan A Lenders shall be automatically and permanently reduced, on a pro rata basis, by an amount equal to the amount by which the aggregate Term Loan A Commitments immediately prior to such reduction exceed the aggregate unpaid principal amount of the Term Loan A Advances then outstanding; provided, however, that the Term Loan A Commitments shall terminate, and all Term Loan A Advances made thereunder shall be repaid in full, no later than the Term Loan A Termination Date.

                                  (B)      On the date of the Term Loan B
         Borrowing, after giving effect to such Term Loan B Borrowing, and from time to time thereafter upon each repayment or prepayment of the Term Loan B Advances, the aggregate Term Loan B Commitments of the Term Loan B Lenders shall be automatically and permanently reduced, on a pro rata basis, by an amount equal to the amount by which the aggregate Term Loan B Commitments immediately prior to such reduction exceed the aggregate unpaid principal amount of the Term Loan B Advances then outstanding; provided, however, that the Term Loan B Commitments shall terminate, and all Term Loan B Advances made thereunder shall be repaid in full, no later than the Term Loan B Termination Date.

                                  (C)      On the date of the Term Loan C
         Borrowing, after giving effect to such Term Loan C Borrowing, and from time to time thereafter upon each repayment or prepayment of the Term Loan C Advances, the aggregate Term Loan C Commitments of the Term Loan C Lenders shall be automatically and permanently reduced, on a pro rata basis, by an amount equal to the amount by which the aggregate Term Loan C Commitments immediately prior to such reduction exceed the aggregate unpaid principal amount of the Term Loan C Advances then outstanding; provided, however, that the Term Loan C Commitments shall terminate, and all Term Loan C Advances made thereunder shall be repaid in full, no later than the Term Loan C Termination Date.

                          (ii) On and after the date that all Term Loan Advances shall have been repaid in full, the Revolving Credit Facility shall be automatically and permanently reduced on each date on which prepayment thereof is required to be made pursuant to Section 2.06(b)(i), (ii), (iii), (iv) or (v) in an amount equal to the applicable Reduction Amount, provided that each such reduction of the Revolving Credit Facility shall be made ratably among the Revolving Credit Lenders in accordance with their Revolving Credit Commitments."

                 2.6      (a)     Section 2.06 (Prepayments and Repayments) of
the Credit Agreement is hereby amended by deleting subsection (c) thereof in its entirety and substituting the following therefor:

                          "(c) APPLICATION OF PREPAYMENTS AND REPAYMENTS. All prepayments or repayments, as the case may be, made pursuant to clause (b) of this Section 2.06 shall be applied to the outstanding Advances as follows:

                          (i) All mandatory prepayments and repayments pursuant to clauses (i), (iii) or (iv) of clause (b) of this Section
         2.06 shall be applied:

                                  (A)      first, an amount of such prepayment
         or repayment which, when added to any prior prepayments pursuant to clauses (i), (iii) or (iv) of clause (b) of this Section 2.06 shall equal $10,000,000, shall be applied to prepay Term Loan A Advances, Term Loan B Advances and Term Loan C Advances, then outstanding on a pro rata basis in the direct order of the maturity of the principal payments due in respect thereof;

                                  (B)      second, to prepay or reduce any Term
         Loan A Advances, Term Loan B Advances and Term Loan C Advances, then outstanding on a pro rata basis in the inverse order of the maturity of the principal payments due in respect thereof until all such Term Loan Advances are paid in full;

                                  (C)      third, to prepay Letter of Credit
         Advances then outstanding until all such Letter of Credit Advances are paid in full;

                                  (D)      fourth, to prepay Revolving Credit
         Advances then outstanding (whereupon the Revolving Credit Facility shall be permanently reduced as set forth in Section 2.05(b)(ii) in the amount of such prepayment) until such Revolving Credit Advances are paid in full; and

                                  (E)      fifth, deposited in the L/C Cash
         Collateral Account to cash collateralize 100% of the Available Amount of the Letters of Credit then outstanding.

                          (ii) All mandatory prepayments and repayments pursuant to clauses (ii) or (v) of clause (b) of this Section 2.06 shall be applied:

                                  (A)      first, to prepay Term Loan A
         Advances, Term Loan B Advances and Term Loan C Advances, then outstanding on a pro rata basis in the inverse order of the maturity of the principal payments due in respect thereof until all such Term Loan Advances are paid in full;

                                  (B)      second, to prepay Letter of Credit
         Advances then outstanding until all such Letter of Credit Advances are paid in full;

                                  (C)      third, to prepay Revolving Credit
         Advances then outstanding (whereupon the Revolving Credit Facility shall be permanently reduced as set forth in Section 2.05(b)(ii) in the amount of such prepayment) until such Revolving Credit Advances are paid in full; and

                                  (D) fourth, deposited in the L/C Cash
         Collateral Account to cash collateralize 100% of the Available Amount of the Letters of Credit then outstanding.

                 (b) Section 2.06 (Prepayments and Repayments) of the Credit Agreement is hereby amended by adding a new subsection (e) thereto as follows:

                 "(e)     Notwithstanding the foregoing application of proceeds
         of prepayments and repayments, any Term Loan B Lender or Term Loan C Lender may, with respect to any voluntary or mandatory prepayment, so long as Term Loan A Advances are outstanding (after giving effect to the application of such prepayment to the Term Loan A Advances), by notice to the Administrative Agent by telephone (confirmed by telecopy) not later than 10:00 a.m. (New York time) one Business Day prior to the prepayment date, elect not to have all or any part of any prepayments applied to such Lender's Term Loan B Advances or Term Loan C Advances, as the case may be, in which case the Administrative Agent shall immediately by telephone (confirmed by telecopy) notify the Borrower thereof and, subject to the proviso set forth below, the aggregate amount of such prepayments so declined shall be applied to the remaining scheduled installments of payments on the Term Loan A Advances in accordance with the instructions of the Borrower, with respect to an optional prepayment, or in accordance with Section 2.06(c), with respect to a mandatory prepayment (to the extent that the aggregate principal amount of the Term Loan A Advances after giving effect to such prepayment is less than the aggregate amount so declined by the Term Loan B Lenders and the Term Loan C Lenders, such amount of the Term Loan A Advances shall be allocated pro rata to such declining Lenders based on the aggregate amount declined); provided, however, that in the event that the Borrower determines not to accept such election by such Term Loan B Lenders or Term Loan C Lenders not to have all or any part of any prepayments applied to such Lender's Term Loan

         B Advances or Term Loan C Advances, as the case may be, the Borrower may, not later than 12:00 noon (New York time) on such Business Day prior to the prepayment date, notify the Administrative Agent by telephone (confirmed by telecopy) of such determination not to accept such Lenders' election, whereupon the Administrative Agent shall notify such Lenders by telephone (confirmed by telecopy) that such Lenders' election to decline is not available; provided further, however, that in the event that the Borrower fails to so notify the Administrative Agent within the specified time period, such election to decline shall be available to the Term Loan B Lenders and the Term Loan C Lenders."

                          2.7 Section 3.02 (Conditions Precedent to Initial Funding) of the Credit Agreement is hereby amended by deleting subsection (a) thereof in its entirety and substituting the following therefor:

                                  "(a)     NOTES. The Notes in substantially
         the form of Exhibit B, Exhibit C-1, Exhibit C-2, Exhibit C-3, and Exhibit D payable to the order of the applicable Lender Parties duly executed by the Borrower."

                 2.8      Section 3.02 (Conditions Precedent to Initial Funding
Date) of the Credit Agreement is hereby amended by deleting subsection
(g)(i)(E) thereof in its entirety and substituting the following therefor:

                                  "(E)     in the case of Bidco, all action
         necessary to allow the Administrative Agent to obtain a valid and enforceable, first priority, perfected security interest in sixty-five (65%) percent of the capital stock of Target including, without limitation, the execution and delivery to the Administrative Agent of one or more pledge agreements in form and substance satisfactory to the Administrative Agent (in each case as amended, supplemented or otherwise modified from time to time in accordance with its terms, each a "PLEDGE AGREEMENT")."

                 2.9 Section 5.02(b)(iii)(E) (Debt) of the Credit Agreement is hereby amended by adding the following parenthetical immediately following the words "Subordinated Debt" appearing on the second line thereof: "(other than Subordinated Debt issued in connection with the financing of the portion of the Target Shares constituting the preference shares)".

                 2.10 Section 5.02(e) (Sales, Etc. of Assets) of the Credit Agreement is hereby amended by adding to the end of clause (iii) thereof (immediately before the semicolon) the following: ", but only as and to the extent permitted under Section 1(a) of the Security Agreement;".

                 2.11 Section 5.02(f) (Investments in Other Persons) of the Credit Agreement is hereby amended by deleting in its entirety clause (x) thereof and substituting therefor "(x) Intentionally Omitted".

                 2.12 Section 5.02(k) (Prepayments, Etc. of Debt) of the Credit Agreement is hereby amended by deleting in its entirety the following:
"and (D) the prepayment or repayment of Subordinated Debt issued in connection with the original financing of the portion of the Target Shares constituting the preference shares", and inserting immediately before clause (C) contained therein, the word "and".

                 2.13 Section 5.02(p) (Capital Expenditures) of the Credit Agreement is hereby amended by decreasing the dollar limitation contained therein from "$25,000,000" to "$20,000,000".

                 2.14 Section 5.04(a) (Consolidated Total Funded Debt to EBITDA Ratio) of the Credit Agreement is hereby deleted in its entirety and the following is substituted therefor:

                 "(a)     CONSOLIDATED TOTAL FUNDED DEBT TO EBITDA RATIO.
         Maintain as of the last day of each fiscal quarter of the Borrower commencing with the first complete fiscal quarter after the Initial Funding Date a ratio of (i) Consolidated Total Funded Debt to (ii) EBITDA for the most recently completed four fiscal quarters of the Borrower of not more than the ratio set forth below:

FOUR FISCAL QUARTERS ENDING ON:     RATIO
-------------------------------   -------
First Quarter                     5.25:1.00
Second Quarter                    5.25:1.00
Third Quarter                     5.25:1.00
Fourth Quarter                    5.00:1.00
Fifth Quarter                     4.75:1.00
Sixth Quarter                     4.75:1.00
Seventh Quarter                   4.50:1.00
Eighth Quarter                    4.25:1.00
Ninth Quarter                     4.00:1.00
Tenth Quarter                     4.00:1.00
Eleventh Quarter                  3.75:1.00
Twelfth Quarter                   3.75:1.00
Thirteenth Quarter                3.75:1.00
Fourteenth Quarter                3.75:1.00
Fifteenth Quarter                 3.75:1.00
Sixteenth Quarter                 3.75:1.00
Seventeenth Quarter               3.75:1.00
Eighteenth Quarter                3.75:1.00
Nineteenth Quarter                3.50:1.00
Twentieth Quarter                 3.25:1.00
Twenty-first Quarter              3.00:1.00
Twenty-second Quarter             2.75:1.00
Twenty-third Quarter and each
 Fiscal Quarter Thereafter        2.50:1.00"

                 2.15 Section 5.04(b) (Consolidated Senior Debt to EBITDA Ratio) of the Credit Agreement is hereby deleted in its entirety and the following is substituted therefor:

                 "(b)     CONSOLIDATED SENIOR DEBT TO EBITDA RATIO. Maintain as
         of the last day of each fiscal quarter of the Borrower commencing with the first complete fiscal quarter after the Initial Funding Date a ratio of (i) Consolidated Senior Debt to (ii) EBITDA for the most recently completed four fiscal quarters of the Borrower of not more than the ratio set forth below:

FOUR FISCAL QUARTERS ENDING ON:   RATIO
-------------------------------   -----
First Quarter                      4.25:1.00
Second Quarter                     4.25:1.00
Third Quarter                      4.25:1.00
Fourth Quarter                     4.00:1.00
Fifth Quarter                      3.75:1.00
Sixth Quarter                      3.75:1.00
Seventh Quarter                    3.50:1.00
Eighth Quarter                     3.25:1.00
Ninth Quarter                      3.00:1.00
Tenth Quarter                      3.00:1.00
Eleventh Quarter                   2.75:1.00
Twelfth Quarter                    2.75:1.00
Thirteenth Quarter                 2.75:1.00
Fourteenth Quarter                 2.75:1.00
Fifteenth Quarter                  2.75:1.00
Sixteenth Quarter                  2.75:1.00

Seventeenth Quarter                2.75:1.00
Eighteenth Quarter                 2.75:1.00
Nineteenth Quarter                 2.75:1.00
Twentieth Quarter                  2.50:1.00
Twenty-first Quarter               2.25:1.00
Twenty-second Quarter              2.00:1.00
Twenty-third Quarter and each
 Fiscal Quarter Thereafter         1.75:1.00"

                 2.16 Section 5.04(d) (Fixed Charge Coverage Ratio) of the Credit Agreement is hereby deleted in its entirety and the following is substituted therefor:

                 "(d)     FIXED CHARGE COVERAGE RATIO. Maintain as of the last
         day of each fiscal quarter of the Borrower commencing with the first complete fiscal quarter after the Initial Funding Date a ratio of (i) EBITDA for the most recently completed four fiscal quarters of the Borrower, less cash Capital Expenditures made by the Borrower and its Subsidiaries during such four fiscal quarters less the aggregate amount of federal, state, local and foreign income taxes paid by the Borrower and its Subsidiaries in cash during such four fiscal quarters, less cash dividends, if any, paid by the Borrower to the holders of its common stock during such four fiscal quarters, to the
         (ii) sum of (x) cash interest paid by the Borrower and its Subsidiaries on all Debt during such four fiscal quarters plus (y) scheduled payments of principal amounts of all Debt paid by the Borrower and its Subsidiaries during such four fiscal quarters, at not less than the ratio set forth below for such period:

FOUR FISCAL QUARTERS ENDING ON:   RATIO
-------------------------------   -----
First Quarter                     1.20:1.00
Second Quarter                    1.20:1.00
Third Quarter                     1.20:1.00
Fourth Quarter                    1.20:1.00
Fifth Quarter                     1.30:1.00
Sixth Quarter                     1.30:1.00
Seventh Quarter                   1.30:1.00
Eighth Quarter                    1.30:1.00
Ninth Quarter and
Each Fiscal Quarter Thereafter    1.40:1.00"

                 2.17 Section 8.01 (Amendments, Etc.) of the Credit Agreement is hereby amended by (a) deleting the reference to "the Borrower" contained in the second line thereof and substituting "any Loan Party" therefor, and (b) deleting the reference to "the Term Loan Facility" contained in subsection (b) thereof and substituting "any Term Loan Facility" therefor.


                 2.18 Section 8.02 (Notices Etc.) of the Credit Agreement is hereby amended by deleting the following reference contained in clause (ii) thereof:

                 "Winston & Strawn
                 200 Park Avenue
                 New York, New York 10166
                 Attention: Richard S. Talesnick, Esq.
                 Telephone No.: (212) 294-6729
                 Facsimile No.: (212) 294-4700"
and substituting the following therefor:

                 "Emmet, Marvin & Martin, LLP
                 120 Broadway
                 New York, New York 10271
                 Attention: Richard S. Talesnick, Esq.
                 Telephone No.: (212) 238-3046
                 Facsimile No.: (212) 238-3100"

                 2.19 Section 8.07 (Assignments and Participations) of the Credit Agreement is hereby amended by deleting subsection (a)(i) thereof in its entirety and substituting the following therefor: "(i) with respect to the Term Loan A Facility and the Revolving Credit Facility, each such assignment shall be of a uniform, and not a varying, percentage of all rights and obligations under and in respect of such Facilities on a pro rata basis with respect to such Facilities".

                 2.20 Exhibit C (Form of Term Loan Note) to the Credit Agreement is hereby deleted in its entirety and there is substituted therefor Exhibit C-1 (Form of Term Loan A Note), Exhibit C-2 (Form of Term Loan B Note), and Exhibit C-3 (Form of Term Loan C Note), each annexed to this First Amendment.

         3.      ACKNOWLEDGMENTS AND CONFIRMATIONS.

                 3.1 Collateral Documents. The Borrower and each Guarantor that is a party thereto, hereby acknowledges and confirms that the Liens granted or to be granted pursuant to the Collateral Documents secure or will secure, without limitation, the Indebtedness, liabilities and obligations of the Borrower and such Guarantors to the Lender Parties and the Administrative Agent under the Credit Agreement as amended hereby, whether or not so stated in the Collateral Documents, and that the terms "Obligations" and "Liabilities" as used in the Collateral Documents (or any other term used therein to describe or refer to the Indebtedness, liabilities and obligations of the Borrower to the Lender Parties and/or the Administrative Agent) include, without limitation, the Indebtedness, liabilities and obligations of the Borrower and the Guarantors under the Credit Agreement as amended hereby and the Guaranty as acknowledged and confirmed hereby.

                 3.2 Guaranty. Each of the Guarantors hereby acknowledges and confirms that the term "Guaranteed Obligations" as used and defined in the Guaranty (or any other term used therein to describe or refer to the Indebtedness, liabilities and obligations of the Borrower to the Lender Parties and/or the Administrative Agent), include, without limitation, the Indebtedness, liabilities and obligations of the Borrower under the Credit Agreement as amended hereby.

                 4. REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants to the Lender Parties and the Administrative Agent that:

                 4.1 No Default. After giving effect to this First Amendment, no Default or Event of Default shall have occurred or be continuing.

                 4.2 Existing Representations and Warranties. As of the date hereof and after giving effect to this First Amendment, each and every one of the representations and warranties set forth in the Loan Documents is true, accurate and complete in all respects and with the same effect as though made on the date hereof, and each is hereby incorporated herein in full by reference as if restated herein in its entirety, except for any representation or warranty limited by its terms to a specific date and except for changes in the ordinary course of business which are not prohibited by the Credit Agreement (as amended hereby) and which do not, either singly or in the aggregate, have a Material Adverse Effect.

                 4.3 Authority; Enforceability. (i) The execution, delivery and performance by each Loan Party of this First Amendment are within its organizational powers and have been duly authorized by all necessary corporate action, (ii) this First Amendment is the legal, valid and binding obligation of each Loan Party, enforceable against such Loan Party in accordance with its terms and (iii) this First Amendment and the execution, delivery and performance by each Loan Party thereof does not: (A) contravene the terms of such Loan Party's organizational documents; (B) conflict with or result in any breach or contravention of, or the creation of any Lien (other than Liens under the Loan Documents) under, any document evidencing any contractual obligation to which such Loan Party is a party or any order, injunction, writ or decree to which it or its respective property is subject; or (C) violate any requirement of law.

                 5.       REFERENCE TO AND EFFECT UPON THE CREDIT AGREEMENT.

                 5.1 Effect. Except as specifically amended hereby, the Credit Agreement and the other Loan Documents shall remain in full force and effect in accordance with their terms and are hereby ratified and confirmed.

                 5.2 No Waiver; References. The execution, delivery and effectiveness of this First Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement, except as specifically set forth herein. Upon the effectiveness of this First Amendment, each reference in:

                          (i)     the Credit Agreement to "this Agreement",
"hereunder", "hereof", "herein" or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby;

                          (ii)    the other Loan Documents to the Credit
Agreement shall mean and be a reference to the Credit Agreement as amended hereby;

                          (iii)   the Loan Documents to the Loan Documents
shall be deemed to include this First Amendment;

                          (iv)    the Credit Agreement to Exhibit C shall be
deemed to refer to Exhibit C-1, Exhibit C-2, or Exhibit C-3, as applicable; and

                          (v)     the Loan Documents to the Term Loan Note
shall be deemed to refer to the Term Loan A Note, the Term Loan B Note, or the Term Loan C Note, as applicable.

         6.      MISCELLANEOUS.

                 6.1 Expenses. The Borrower agrees to pay the Administrative Agent upon demand for all reasonable expenses, including reasonable attorneys' fees and expenses of the Administrative Agent, incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this First Amendment.

                 6.2. Headings. Section headings in this First Amendment are included herein for convenience of reference only and shall not constitute a part of this First Amendment for any other purposes.

                 6.3 Law. THIS FIRST AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

                 6.4 Successors. This First Amendment shall be binding upon the Borrower, the Lender Parties and the Administrative Agent and their respective successors and assigns, and shall inure to the benefit of the Borrower, the Lender Parties and the Administrative Agent and the successors and assigns of the Lender Parties and the Administrative Agent.

                 6.5 Execution in Counterparts. This First Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

[Signature Page to Follow]

         IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed and delivered by their respective officers thereunto duly authorized on the date first written above.

                                      APPLIED GRAPHICS
                                       TECHNOLOGIES, INC.
By:
    -----------------------------
                                      Name:
                                           ----------------------------
                                      Title:
                                            ---------------------------

                                      FLEET BANK, N.A., AS A BANK,
                                       AS ADMINISTRATIVE AGENT, INITIAL
                                       ISSUING BANK AND SWING LINE BANK

                                      By:
                                          ------------------------------
                                      Name:
                                           -----------------------------
                                      Title:
                                            ----------------------------

Acknowledged and Consented to:

AMUSEMATTE CORP.
MIRAMAR EQUIPMENT, INC.
DEVON GROUP, INC.
BLACK DOT GRAPHICS, INC.
ORENT GRAPHICARTS, INC.
TYPO-GRAPHICS, INC.
AMBROSI & ASSOCIATES, INC.
WEST COAST CREATIVE, INC.
ABD GROUP, INC.
MERIDIAN RETAIL, INC.
TAPROOT INTERACTIVE, INC.
PROOF POSITIVE/FARROWLYNE
 ASSOCIATES, INC.
ONE 2 ONE, INC.
PORTAL PUBLICATIONS, LTD.
THE WINN ART GROUP, LTD.
COLOR CONTROL, INC.
AGILE ENTERPRISE, INC.
AGT SYSTEMS SERVICES, INC.
RETAIL PROFIT SOLUTIONS, INC.

For each of the forgoing corporations

By:
    ------------------------------
Name:
     -----------------------------
Title:
      ----------------------------

                               EXHIBIT C-1 TO THE
                                CREDIT AGREEMENT


                            FORM OF TERM LOAN A NOTE



$_______________                                          Dated: ________, ____

         FOR VALUE RECEIVED, the undersigned, Applied Graphics Technologies, Inc., a Delaware corporation (the "BORROWER"), HEREBY PROMISES TO PAY to the order of ___________________________ (the "LENDER") for the account of its Applicable Lending Office (as defined in the Credit Agreement referred to below) the principal amount of the Term Loan A Advances owing to the Lender by the Borrower pursuant to the Amended and Restated Credit Agreement, dated as of March 10, 1999 (as amended, supplemented, restated or otherwise modified, the "CREDIT AGREEMENT"; terms defined therein being used herein as therein defined), among the Borrower, the Lender and certain other Lender Parties party thereto, Fleet Bank, N.A., as Initial Issuing Bank, Fleet Bank, N.A., as Swing Line Bank, and Fleet Bank, N.A., as Administrative Agent for the Lender and the other Lender Parties, on the dates and in the amounts specified in the Credit Agreement.

         The Borrower further promises to pay interest on the unpaid principal amount of each Term Loan A Advance from the date of such Term Loan A Advance until such principal amount is paid in full, at such interest rates, and at such times, as are specified in the Credit Agreement.

         Both principal and interest are payable in lawful money of the United States of America to Fleet Bank, N.A., as Administrative Agent for the Lender Parties, at 1185 Avenue of the Americas, New York, New York 10036, Account No. 1510352, Attention: Loan Administration, in same day funds.

         This Promissory Note is one of the Term Loan A Notes referred to in, and is entitled to the benefits of, the Credit Agreement. The Credit Agreement, among other things, (i) provides for the making of a Term Loan A Advance by the Lender to the Borrower in an amount not to exceed the U.S. dollar amount first above mentioned, the indebtedness of the Borrower resulting from such Term Loan A Advance being evidenced by this Promissory Note, and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified. The obligations of the Borrower under this Promissory Note, and the obligations of the other Loan Parties under the Loan Documents, are secured by the Collateral as provided in the Loan Documents.

         This Promissory Note shall be governed by and construed in accordance with the laws of the State of New York.


                                APPLIED GRAPHICS TECHNOLOGIES, INC.

                                By:
                                   --------------------------------------
                                Name:
                                     ------------------------------------
                                Title:
                                      -----------------------------------

                               EXHIBIT C-2 TO THE
                                CREDIT AGREEMENT

                            FORM OF TERM LOAN B NOTE

$_______________                                          Dated: ________, ____

         FOR VALUE RECEIVED, the undersigned, Applied Graphics Technologies, Inc., a Delaware corporation (the "BORROWER"), HEREBY PROMISES TO PAY to the order of ___________________________ (the "LENDER") for the account of its Applicable Lending Office (as defined in the Credit Agreement referred to below) the principal amount of the Term Loan B Advances owing to the Lender by the Borrower pursuant to the Amended and Restated Credit Agreement, dated as of March 10, 1999 (as amended, supplemented, restated or otherwise modified, the "CREDIT AGREEMENT"; terms defined therein being used herein as therein defined), among the Borrower, the Lender and certain other Lender Parties party thereto, Fleet Bank, N.A., as Initial Issuing Bank, Fleet Bank, N.A., as Swing Line Bank, and Fleet Bank, N.A., as Administrative Agent for the Lender and the other Lender Parties, on the dates and in the amounts specified in the Credit Agreement.

         The Borrower further promises to pay interest on the unpaid principal amount of each Term Loan B Advance from the date of such Term Loan B Advance until such principal amount is paid in full, at such interest rates, and at such times, as are specified in the Credit Agreement.

         Both principal and interest are payable in lawful money of the United States of America to Fleet Bank, N.A., as Administrative Agent for the Lender Parties, at 1185 Avenue of the Americas, New York, New York 10036, Account No. 1510352, Attention: Loan Administration, in same day funds.

         This Promissory Note is one of the Term Loan B Notes referred to in, and is entitled to the benefits of, the Credit Agreement. The Credit Agreement, among other things, (i) provides for the making of a Term Loan B Advance by the Lender to the Borrower in an amount not to exceed the U.S. dollar amount first above mentioned, the indebtedness of the Borrower resulting from such Term Loan B Advance being evidenced by this Promissory Note, and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified. The obligations of the Borrower under this Promissory Note, and the obligations of the other Loan Parties under the Loan Documents, are secured by the Collateral as provided in the Loan Documents.

         This Promissory Note shall be governed by and construed in accordance with the laws of the State of New York.


                                APPLIED GRAPHICS TECHNOLOGIES, INC.

                                By:
                                   --------------------------------------
                                Name:
                                     ------------------------------------
                                Title:
                                      -----------------------------------

                               EXHIBIT C-3 TO THE
                                CREDIT AGREEMENT


                            FORM OF TERM LOAN C NOTE


$_______________                                          Dated: ________, ____


         FOR VALUE RECEIVED, the undersigned, Applied Graphics Technologies, Inc., a Delaware corporation (the "BORROWER"), HEREBY PROMISES TO PAY to the order of ___________________________ (the "LENDER") for the account of its Applicable Lending Office (as defined in the Credit Agreement referred to below) the principal amount of the Term Loan C Advances owing to the Lender by the Borrower pursuant to the Amended and Restated Credit Agreement, dated as of March 10, 1999 (as amended, supplemented, restated or otherwise modified, the "CREDIT AGREEMENT"; terms defined therein being used herein as therein defined), among the Borrower, the Lender and certain other Lender Parties party thereto, Fleet Bank, N.A., as Initial Issuing Bank, Fleet Bank, N.A., as Swing Line Bank, and Fleet Bank, N.A., as Administrative Agent for the Lender and the other Lender Parties, on the dates and in the amounts specified in the Credit Agreement.

         The Borrower further promises to pay interest on the unpaid principal amount of each Term Loan C Advance from the date of such Term Loan C Advance until such principal amount is paid in full, at such interest rates, and at such times, as are specified in the Credit Agreement.

         Both principal and interest are payable in lawful money of the United States of America to Fleet Bank, N.A., as Administrative Agent for the Lender Parties, at 1185 Avenue of the Americas, New York, New York 10036, Account No. 1510352, Attention: Loan Administration, in same day funds.

         This Promissory Note is one of the Term Loan C Notes referred to in, and is entitled to the benefits of, the Credit Agreement. The Credit Agreement, among other things, (i) provides for the making of a Term Loan C Advance by the Lender to the Borrower in an amount not to exceed the U.S. dollar amount first above mentioned, the indebtedness of the Borrower resulting from such Term Loan C Advance being evidenced by this Promissory Note, and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified. The obligations of the Borrower under this Promissory Note, and the obligations of the other Loan Parties under the Loan Documents, are secured by the Collateral as provided in the Loan Documents.

         This Promissory Note shall be governed by and construed in accordance with the laws of the State of New York.


                                APPLIED GRAPHICS TECHNOLOGIES, INC.

                                By:
                                   --------------------------------------
                                Name:
                                     ------------------------------------
                                Title:
                                      -----------------------------------